A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators May 7, 2026

newlake.comOTCQX: NLCP 2 This presentation has been prepared by NewLake Capital Partners, Inc. (“we”,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward-looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Safe Harbor Statement Use of Non-GAAP Financial Information Adjusted Funds From Operations (“AFFO”) and Funds From Operations (“FFO”) are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO and FFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 Investment Highlights Scale and Early Mover Founded in 2019, NewLake is the second largest owner of cannabis real estate in the U.S.(1) and the only internally managed, publicly traded REIT focused exclusively on cannabis real estate. Experienced Team One of the most experienced teams focused on investing in cannabis real estate, outperforming peers and demonstrating consistent capital return to shareholders. Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 12 year weighted average remaining lease term. Growth-Oriented Focus Structural tailwinds from recent regulatory catalysts enhance long-term growth profile of the cannabis industry with meaningful opportunity to convert illicit sales to the legal channel and expand consumer demand. Conservative Balance Sheet Debt-to-gross-assets of just 1.6% with $107M total liquidity and no maturities until May 2027, one of the lowest-leveraged REITs in any sector. Attractive Relative to Peers Higher dividend yield with a 90% AFFO Payout ratio supported by recurring revenue and lowest leverage among REIT peers. (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 4 By The Numbers(1) Founded in 2019 — 2021 IPO ~$435 Million Deployed — Invested & Committed Q1 2026 AFFO Payout Ratio of 90% — Solid Dividend Coverage 34 Owned Properties — 12 States, 1.7 Million Square Feet <0.2x Debt to EBITDA — $82 Million Available Credit Facility 13.3% Wtd. Avg. Yield(2) — 2.6% Annual Rent Escalations Note: (1) Data as of March 31, 2026 (2) Based on 31 leased properties 1.5% G&A Ratio — Low General and Administrative Expenses 11.9 Years Remaining Lease Term(2) — Weighted Average 79% Dividend Growth Since IPO — Q1 2026 vs. Q3 2021 31 Leased Properties — 12 Cultivation, 19 Dispensaries

newlake.comOTCQX: NLCP 5 Experienced Management Team Management Anthony Coniglio President, CEO, & Director Co-Founded NewLake in 2019. Former CEO of Primary Capital Mortgage. 14 years at J.P. Morgan investment banking across multiple business lines. Public company board director. Lisa Meyer CFO, Treasurer & Secretary NewLake CFO since 2022 with deep real estate finance leadership experience. Former President & CFO of Western Asset Mortgage Capital Corporation (NYSE-listed REIT); prior experience includes Ernst &Young LLP, Northstar Realty Finance Corp. (NYSE-listed REIT), and FTI Consulting. Niki Krear Vice President of Acquisitions Former financial services experience at William Blair and Maranon Capital. Background in investment banking, private credit, and real estate investing Board of Directors Gordon DuGan Chairman Formerly was CEO of W.P. Carey & CO., CEO of Gramercy Property Trust, and Chairman of the Board of INDUS Realty Trust Alan Carr Independent Director Co-Founder and CEO of Drivetrain LLC., Director at Unit Corporation and Former MD at Strategic Value Partners Joyce Johnson Independent Director Chairman of Pacific Gate Capital Management; Former Sr. MD of Relativity Capital & MD of Cerberus Capital Peter Martay Independent Director CEO of Pangea Properties. Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank Dina Rollman Independent Director Counsel at Sperling Kenny Nachwalter. Former SVP of Government Affairs at GreenThumb Industries Inc. David Weinstein Independent Director Former CEO of NewLake and MPG Office Trust. Former MD at Goldman Sachs and Belvedere Capital

Cannabis Rescheduling & Emerging Industry Catalysts

On April 22, 2026, Attorney General Blanche rescheduled medical marijuana to Schedule III, setting off a wave of regulatory, market, and capital tailwinds.

Federal Rescheduling

Moving medical cannabis from Schedule I, the most restrictive federal category, to Schedule III

- Eliminates 280E tax burden as Medical Cannabis Operators registered with the DEA are Federally legal businesses
- Medical operators can deduct ordinary business expenses for the first time, materially improving cashflow and EBITDA
- Stronger operating cash flow = stronger rent coverage = more resilient dividends for NewLake shareholders

Hemp Restrictions

November 2026 Federal ban and state actions targeting hemp-derived THC products (delta-8, etc.)

- Unregulated, untested, hemp-derived THC products compete directly with state-legal cannabis dispensaries
- Enforced restrictions on these products redirect consumers to the state licensed, regulated market
- Incremental demand flows to state-licensed operators whose cultivation facilities and dispensaries NewLake owns

Banking & Capital

Legislative pathways to normalize financial services for state-licensed cannabis

- SAFER Banking Act would allow federally insured institutions to serve cannabis businesses without federal prosecution risk
- CLIMB Act would enable U.S. cannabis operators, and ancillary firms like NewLake, to uplist to major exchanges such as NYSE and NASDAQ, and allow access to traditional capital markets
- Could attract new institutional investors as cannabis-related stigma in financial markets diminishes

NewLake OTCQX: NLCP newlake.com 6

NewLake is Focused on a Growing Industry

Demand for Real Estate Capital Positions NewLake for Continued Growth

Adult-Use & Medical Markets



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA*
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
AK
HI
Adult-Use
Medical-Use
Limited Medical CBD Only
N/A

*sales not yet available

Cannabis Industry Near-Term CAGR



Projected 7.5% CAGR
Billions
$37.6
$40.5
$54.1
2024
2025
2029

Source: BDSA

State-Level Growth Catalysts

- New states issuing medical cannabis licenses (i.e. TX and NE)
- Limited medical states expanding programs (i.e. TX and GA)
- Strong medical markets transitioning to adult use (i.e. PA and FL)
- New adult-use states initiating sales (i.e. KY and MN)
- Adult-use states with sales not yet available (i.e. VA)
- Continued growth in currently undersupplied adult use markets (i.e. NY, NJ, OH, and CT)

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 8 Continued Acceptance of Cannabis Nationally Americans Increasingly Embrace the Use of Cannabis • 97% of the U.S. population (323 million people) reside in Medical Markets(1,2) • 53% of the U.S. population (176 million people) reside in Adult-Use Markets(2) • 88% of U.S. adults support Adult-Use and/or Medical Cannabis(3) • 140% growth in Americans consuming cannabis in past 10 years(4) • 54% of American adults believe alcohol is more harmful than cannabis(4) Note: population counts based on United States Census Bureau 2023 counts 1) Includes limited medical CBD only markets. 2) Includes markets with sales not yet available. 3) Pew Research most recent survey. 4) Source: Monmouth University poll. Changes in Self-Reported Cannabis Use in the U.S. Source: Wiley Library – Society for the Study of Addiction. Note: DND refers to “daily or near-daily users”.

newlake.comOTCQX: NLCP 9 Four Engines of AFFO Growth 1 2 3 4 Embedded growth requiring no new capital with annual rent escalators averaging 2.6% across the portfolio Annual Rent Escalators Committed capital of $375k will generate incremental rent income as capital gets deployed Funding Tenant Improvement Commitments 240k SF across three properties available for lease following tenant disruptions Leasing Available Properties Capacity to fund new sale-leasebacks, built-to-suit projects, and third-party acquisitions with $107M in total liquidity New Transaction Deployments

newlake.comOTCQX: NLCP 10 Curaleaf 25.3% Cresco 15.0% Trulieve 12.1% C3 9.5% Cannabist 8.1% Calypso 7.8% Mint 6.6% CODES 5.9% Prime Wellness(2) 3.6% Acreage(3) 3.4% PharmaCann 1.3% Wellgreens 1.1% Budr(4) 0.3% Tenant/Borrower Composition(1) Portfolio Overview Early Mover Advantage Created Diverse National Platform • 12 states* • 1.7M square feet* • 15 cultivation assets, 19 dispensaries* • Primarily limited-license jurisdictions (1) Calculated based on April 2026 annualized monthly contractual rent including management fees and interest income on our note receivable. (2) Prime Wellness is an Acreage subsidiary and our lease is guaranteed by Holistic Industries. (3) Guaranteed by Canopy USA. (4) Guaranteed by GTI. * Represents owned properties

NewLake's Underwriting Approach

In-Depth Industry Knowledge and Proven Underwriting Approach Mitigates Portfolio Risk

Tenant Quality

Focus on strong financial profiles

Experienced management teams

Ability to raise capital



68% Public
32% Private
91% MSO[3]
9% SSO
91% Vertically Integrated in the State

Cannabis Market

Emphasis on limited-license jurisdictions

Better operating environment for tenant

More value created for real estate

Est. # of Cultivation Licenses Operating[1]



1,350
1,150
155
63
33
21
21
OR
WA
MA
MO
PA
IL
FL

Real Estate

Strong property level cashflows

Above market four-wall coverage

Most properties in/near major metropolitan areas

Estimated Four-Wall[2] Coverage



5.1x
4.0x
3.5x
3.2x
2.9x
2.5x
FCPT
NLCP
EPRT
BNL
O
GTY

Note: Data as of March 31, 2026; based on current rent for leased properties.

[1] Cultivation licenses sourced from state reporting and management estimates.

[2] NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q4 2025 property level financial information, when available, and management estimates based on Tenant reporting. Comparable REIT data based on Essential Properties Trust Q1 2026 Investor Presentation.

[3] Includes one cultivation property owned by a single state entity but managed by an MSO

NewLake OTCQX: NLCP

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newlake.comOTCQX: NLCP 12 Deal Structure & Risk Management Deal Structure • 100% triple net leases • 15–20 year lease terms • Parent company guarantees • Annual escalations • Security deposits • Cross-collateralization and cross-securitization • Ability to substitute to better performing assets • Strategic divestiture of underutilized assets • Third-party construction review Financial Reporting Portfolio Management • All leases require quarterly facility level reporting • Review quarterly financials and annual audited financials • Regular operational update calls with tenants Deal Structure and Active Portfolio Management Proactively Addresses Portfolio Concerns

Tenant Composition by Annualized Base Rent

Tenant	Annualized Base Rent (%)[1]	SF	# of Leases	Q4 2025[2]		Tenant Information
				Revenue	Adj. EBITDA[3]	MSO / SSO
Curaleaf	25.3%	462,947	10	$333	$69	MSO
Cresco Labs	15.0%	232,184	3	$162	$40	MSO
Trulieve	12.1%	144,602	1	$293	$105	MSO
C3 Industries	9.5%	153,006	2	Private Co	Private Co	MSO
The Cannabist Company	8.1%	80,718	4	$80[4]	$3[4]	MSO
Calypso	7.8%	99,163	1	Private Co	Private Co	SSO
Mint	6.6%	100,758	1	Private Co	Private Co	MSO
CODES	5.9%	89,400	2	Private Co	Private Co	MSO
Prime Wellness[5]	3.6%	30,625	1	Private Co	Private Co	MSO
Acreage[6]	3.4%	38,380	1	Private Co	Private Co	MSO
PharmaCann	1.3%	18,332	3	Private Co	Private Co	MSO
Wellgreens	1.1%	2,470	1	Private Co	Private Co	SSO
Budr[7]	0.3%	2,872	1	Private Co	Private Co	MSO

Note: NewLake data is as of March 31, 2026, unless otherwise noted

1) Calculated based on April 2026 annualized monthly contractual rent and includes management fees.
2) U.S dollars in millions, based on each company's public securities filings and earnings release, available at www.sec.gov or www.sedar.com.
3) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company's public securities filings.
4) Represents Q3 2025 financial data. The Company has filed for Bankruptcy under Canadian Law.
5) Owned by Acreage Holdings and our lease is guaranteed by Holistic Industries.
6) Guaranteed by Canopy USA.
7) Guaranteed by GTI.

NewLake OTCQX: NLCP newlake.com 13

newlake.comOTCQX: NLCP 14 Portfolio Composition by State State Annualized Base Rent (%)(1) Square Feet # of Properties Cultivation Dispensary Total Cultivation Dispensary Pennsylvania 25.1% 312,421 13,116 325,537 4 4 Florida 20.7% 417,350 - 417,350 1 - Illinois 19.4% 255,257 17,727 272,984 2 4 Missouri 13.4% 176,378 - 176,378 2 - Massachusetts 8.6% 223,122 15,406 238,528 3 2 Arizona 6.6% 100,758 - 100,758 1 - Connecticut 2.5% 58,436 14,053 72,489 1 2 Ohio 1.6% - 20,249 20,249 - 4 California 1.1% - 2,470 2,470 - 1 Arkansas 0.5% - 7,592 7,592 - 1 North Dakota 0.5% - 4,590 4,590 - 1 Nevada - 56,536 - 56,536 1 - 1) Calculated based on April 2026 annualized rent and includes management fees.

Financial Overview

Key Data

Stockholders' Equity	$385 Million
Invested & Committed Capital	$435 Million
Cash	$25 Million
Debt	$8 Million
Market Capitalization[1]	$300 Million
Stock Price[1]	$14.57
Dividend Yield[2]	11.8%
Common Shares Outstanding	20,580,766
Book Value per share	$18.70
1Q26 Annualized Dividend[3]	$1.72
Target AFFO Payout Ratio	80% - 90%
1Q26 Revenue Annualized[4]	$49.2 Million
G&A Expense Ratio[5]	1.5%

Dividend Growth per Share



$0.55
$1.44
$1.57
$1.70
$1.72
$1.72
2021 3
2022
2023
2024
2025
2026 3

Note: Data is as of March 31, 2026, unless otherwise noted.
[1] Based on the May 6, 2026, closing price.
[2] Calculated as Q1 2026 annualized dividend divided by the May 6, 2026, closing stock price.
[3] Dividends for 2021 reflect a partial year following our August 2021 IPO. 2026 reflects the annualized Q1 2026 dividend of $0.43 per share, declared on March 4, 2026.
[4] Calculated using annualized Total Revenue for the three months ending March 31, 2026.
[5] Calculated using annualized general and administrative expenses, excluding stock-based compensation, for the three months ending March 31, 2026, over Total Assets as of March 31, 2026.

NewLake OTCQX: NLCP
newlake.com 15

newlake.comOTCQX: NLCP 16 Investment Highlights Scale and Early Mover Founded in 2019, NewLake is the second largest owner of cannabis real estate in the U.S.(1) and the only internally managed, publicly traded REIT focused exclusively on cannabis real estate. Experienced Team One of the most experienced teams focused on investing in cannabis real estate, outperforming peers and demonstrating consistent capital return to shareholders. Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 12 year weighted average remaining lease term. Growth-Oriented Focus Structural tailwinds from recent regulatory catalysts enhance long-term growth profile of the cannabis industry with meaningful opportunity to convert illicit sales to the legal channel and expand consumer demand. Conservative Balance Sheet Debt-to-gross-assets of just 1.6% with $107M total liquidity and no maturities until May 2027, one of the lowest-leveraged REITs in any sector. Attractive Relative to Peers Higher dividend yield with a 90% AFFO Payout ratio supported by recurring revenue and lowest leverage among REIT peers. (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 17 How to Buy Our Stock E-Trade ----------------------------------------------- 800.387.2331 Charles Schwab ------------------------------------ 866.855.9102 Interactive Brokers --------------------------------- 877.442.2757 StoneX ------------------------------------------------ www.stonex.com Roth Capital ----------------------------------------- 800.678.9147 ATB ---------------------------------------------------- atbcm.atb.com BTIG --------------------------------------------------- www.btig.com Jones Trading --------------------------------------- 800.203.6611 Fidelity ------------------------------------------------ 800.972.2155 Ameriprise-------------------------------------------- 800.862.7919 Wells Fargo Advisors------------------------------ 877.573.7997 You can buy NewLake Capital share on the US OTC Markets under the ticker symbol NLCP with the brokers listed below. Note: Brokers are based on the Company's most recent knowledge. Broker policies may change without notice.

Supplemental Information

newlake.comOTCQX: NLCP 19 Quarterly Performance Summary 2026 2025 (In thousands, except share amounts) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Total Revenue $12,309 $12,343 $12,587 $12,932 $13,209 General and Administrative Expense(1) $1,573 $1,547 $1,301 $1,374 $1,832 General and Administrative Expense(1)/Total Revenues 12.8% 12.5% 10.3% 10.6% 13.9% General and Administrative Expense(1)/Total assets 1.5% 1.4% 1.2% 1.3% 1.7% Net Income Attributable to Common Stockholders $5,775 $6,036 $6,666 $7,319 $6,297 Net Income Attributable to Common Stockholders Per Share - Diluted $0.28 $0.29 $0.32 $0.36 $0.31 Funds From Operations("FFO") attributable to Common Stockholders - Diluted $9,737 $10,020 $10,651 $11,352 $10,283 FFO Attributable to Common Stockholders - Diluted $0.46 $0.48 $0.51 $0.54 $0.49 Adjusted Funds From Operations ("AFFO") - Diluted $10,091 $10,624 $11,022 $11,455 $10,724 AFFO Attributable to Common Stockholders - Diluted $0.48 $0.51 $0.52 $0.55 $0.51 Payout Ratio 90% 85% 82% 79% 84% $12,309 $12,343 $12,587 $12,932 $13,209 1Q'26 Q4'25 3Q'25 2Q'25 1Q'25 Revenue $0.48 $0.51 $0.52 $0.55 $0.51 Q1'26 Q4'25 Q3'25 Q2'25 Q1'25 AFFO $0.46 $0.48 $0.51 $0.54 $0.49 Q1'26 Q4'25 Q3'25 Q2'25 Q1'25' FFO (1) General and administrative expenses excludes stock-based compensation

newlake.comOTCQX: NLCP 20 Balance Sheet (In thousands, except share amounts) March 31, 2026 December 31, 2025 Assets: Real Estate Land $22,903 $22,903 Building and Improvements 404,983 404,983 Total Real Estate 427,886 427,886 Less Accumulated Depreciation (61,287) (57,916) Net Real Estate 366,599 369,970 Real Estate Held for Sale 4,802 4,802 Cash and Cash Equivalents 24,766 23,937 In-Place Lease Intangible Assets, net 15,218 15,710 Loan Receivable, net (Current Expected Credit Loss of $60 and $71, respectively) 4,940 4,929 Other Assets 1,306 1,481 Total Assets $417,631 $420,829 Liabilities and Equity: Liabilities: Accounts Payable and Accrued Expenses $1,085 $1,307 Revolving Credit Facility 7,600 7,600 Dividends and Distributions Payable 9,036 9,169 Security Deposits 6,728 6,728 Rent Received in Advance 1,445 1,013 Other Liabilities 109 324 Total Liabilities 26,003 26,141 Commitments and Contingencies Equity: Preferred Stock, $0.01 Par Value, 100,000,000 Shares Authorized, 0 and 0 Shares Issued and Outstanding, Respectively - - Common Stock, $0.01 Par Value, 400,000,000 Shares Authorized, 20,580,766 and 20,552,632 Shares Issued and Outstanding, Respectively 206 205 Additional Paid-In Capital 447,363 447,185 Accumulated Deficit (62,625) (59,449) Total Stockholders' Equity 384,944 387,941 Noncontrolling Interests 6,684 6,747 Total Equity 391,628 394,688 Total Liabilities and Equity $417,631 $420,829

newlake.comOTCQX: NLCP 21 Statement of Operations For the Three Months Ended March 31, (In thousands, except share amounts) 2026 2025 Revenue: Rental Income $11,763 $12,586 Interest Income from Loans 137 134 Fees and Reimbursables 409 489 Total Revenue 12,309 13,209 Expenses: Reimbursable Property Expenses 335 626 Property Carrying Costs 232 - Depreciation and Amortization Expense 3,867 3,883 General and Administrative Expenses: Compensation Expense 982 1,205 Professional Fees 514 605 Other General and Administrative Expenses 376 410 Total General and Administrative Expenses 1,872 2,220 Total Expenses 6,306 6,729 Provision for Current Expected Credit Loss 11 13 Income From Operations 6,014 6,493 Other Income (Expense): 74 86 Interest Expense (214) (175) Total Other Income (Expense) (140) (89) Net Income 5,874 6,404 Net Income Attributable to Noncontrolling Interests (99) (107) Net Income Attributable to Common Stockholders $5,775 $6,297 Net Income Attributable to Common Stockholders Per Share - Basic $0.28 $0.31 Net Income Attributable to Common Stockholders Per Share - Diluted $0.28 $0.31 Weighted Average Shares of Common Stock Outstanding – Basic 20,646,026 20,597,584 Weighted Average Shares of Common Stock Outstanding - Diluted 21,019,289 20,973,610

newlake.comOTCQX: NLCP 22 Non-GAAP Financial Information The table below is a reconciliation of net income attributable to common stockholders to FFO and AFFO for the three months ended March 31, 2026, and 2025, (in thousands, except share and per share amounts) For the Three Months Ended March 31, (In thousands, except share amounts) 2026 2025 Net Income Attributable to Common Stockholders $5,775 $6,297 Net Income Attributable to Noncontrolling Interests 99 107 Net Income attributable to common stockholders - diluted 5,874 6,404 Adjustments: Real Estate Depreciation and Amortization 3,863 3,879 FFO Attributable to Common Stockholders – diluted $9,737 $10,283 Provision for Current Expected Credit Loss (11) (13) Stock-Based Compensation 299 388 Non-Cash Interest Expense 67 67 Amortization of Straight-Line Rent Expense (1) (1) AFFO Attributable to Common Stockholders - diluted $10,091 $10,724 FFO per share – diluted $0.46 $0.49 AFFO per share – diluted $0.48 $0.51

newlake.comOTCQX: NLCP 23 Capital Commitments As of June 30, 2025(1) Tenant Location Site Type Amount Cresco Labs Ohio Dispensary $375 Total $375 (1) $’s in thousands

newlake.comOTCQX: NLCP 24 Lease Expiration Schedule(1) 0.8% 0.9% 3.5% 1.3% 35.7% 0.3% 57.5% 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter Less than 2% of leases expiring in the next 6 years Year # of Leases Rentable SF Annualized Base Rent SF % ABR % 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 2 9 0.6% $385 0.8% 2030 - - - - - 2031 2 15 1.0% $432 0.9% 2032 7 39 2.7% $1,698 3.5% 2033 2 10 0.7% $615 1.3% 2034 7 448 30.8% $17,081 35.7% 2035 2 9 0.6% $167 0.3% Thereafter 9 925 63.6% $27,516 57.5% Total 31 1,455 100.0% $47,894 100.0% (1) Data based on operational properties.

Cultivation Property List

Tenant	State	City	Date Acquired	% Leased	Square Feet	Invested / Committed Capital $			
						Invested	Committed	Total $	Total $ PSF
Acreage[1]	Massachusetts	Sterling	10/31/2019	100%	38,380	$9,787,999	-	$9,787,999	$255
Prime Wellness[2]	Pennsylvania	Sinking Springs	10/31/2019	100%	30,625	$10,158,372	-	$10,158,372	$332
C3 Industries	Connecticut	East Hartford	5/8/2024	100%	58,436	$4,973,093	-	$4,973,093	$85
C3 Industries	Missouri	O'Fallon	4/1/2022	100%	94,570	$34,000,000	-	$34,000,000	$360
Calypso	Pennsylvania	Erie	11/1/2021	100%	99,163	$32,013,378	-	$32,013,378	$323
The Cannabist Company	Illinois	Aurora	12/23/2019	100%	32,802	$11,469,139	-	$11,469,139	$350
The Cannabist Company	Massachusetts	Lowell	12/23/2019	100%	38,890	$14,777,302	-	$14,777,302	$380
Cresco Labs	Illinois	Lincoln	12/31/2019	100%	222,455	$50,677,821	-	$50,677,821	$228
Curaleaf	Florida	Mt. Dora	8/31/21	100%	417,350	$75,983,217	-	$75,983,217	$182
CODES	Missouri	Chaffee	12/20/2021	100%	81,808	$21,132,965		$21,132,965	$258
Mint	Arizona	Phoenix	3/30/2021	100%	100,758	$21,815,268	-	$21,815,268	$209
Trulieve	Pennsylvania	Mckeesport	10/31/2019	100%	144,602	$41,500,000	-	$41,500,000	$287
Vacant	Massachusetts	Fitchburg	6/30/2021	0%	145,852	$42,275,000	-	$42,275,000	$290
Vacant	Pennsylvania	Pottsville	6/30/2022	0%	38,031	$15,278,586	-	$15,278,586	$402
Vacant	Nevada	Sparks	6/30/2022	0%	56,536	$13,578,804	-	$13,578,804	$240

(1) Guaranteed by Canopy USA.
(2) Prime Wellness is an Acreage subsidiary and our lease is guaranteed by Holistic Industries.

NewLake OTCQX: NLCP
newlake.com 25

Dispensary Property List

Tenant	State	City	Date Acquired	% Leased	Square Feet		Invested / Committed Capital $			
					In Place	Under Development	Total Invested	Total Committed	Total $	Total $ PSF
Budr[1]	Connecticut	Uncasville	10/31/2019	100%	2,872		$925,751			$322
The Cannabist Company	Illinois	Chicago	12/23/2019	100%	4,736		$1,127,931			$238
The Cannabist Company	Massachusetts	Greenfield	12/23/2019	100%	4,290		$2,108,951			$492
Cresco Labs	Ohio	Proctorville	2/19/2025	100%	5,807		$990,000			$171
Cresco Labs	Ohio	Bridgeport	4/25/25	100%	-	3,508	$500,000	$375,000	$875,000	$223
Curaleaf	Illinois	Chicago	1/31/2021	100%	5,040		$3,152,185			$625
Curaleaf	North Dakota	Minot	1/31/2021	100%	4,590		$2,011,530			$438
Curaleaf	Connecticut	Groton	2/28/2020	100%	11,181		$2,773,755			$248
Curaleaf	Pennsylvania	King of Prussia	1/31/2020	100%	1,968		$1,752,788			$891
Curaleaf	Pennsylvania	Brookville	6/12/2025	100%	4,167		$963,811			$231
Curaleaf	Illinois	Litchfield	1/31/2020	100%	1,851		$540,700			$292
Curaleaf	Illinois	Morris	1/31/2020	100%	6,100		$1,567,005			$257
Curaleaf	Ohio	Newark	2/28/2020	100%	7,200		$3,207,606			$446
Curaleaf	Pennsylvania	Morton	2/28/2020	100%	3,500		$2,111,999			$603
CODES	Arkansas	Little Rock	1/31/2020	100%	7,592		$1,964,801			$259
PharmaCann	Pennsylvania	Shamokin	2/28/2020	100%	3,481		$1,200,000			$345
PharmaCann	Massachusetts	Shrewsbury	2/28/2020	100%	11,116		$1,900,000			$171
PharmaCann	Ohio	Wapakoneta	11/4/2022	100%	3,735		$1,550,000			$415
Wellgreens	California	San Diego	12/23/2019	100%	2,470		$4,581,419			$1,855

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Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254